Exhibit 10.14

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406

MANAGING GENERAL AGENCY AGREEMENT

ENTERED INTO BY

AND BETWEEN

INSURED LLOYDS, SOUTHERN COUNTY MUTUAL INSURANCE COMPANY, and

REPUBLIC VANGUARD INSURANCE COMPANY

(hereinafter, the “Company”)

and

TEXAS GENERAL AGENCY, INC.

EFFECTIVE: January 1, 1993

MANAGING GENERAL AGENCY AGREEMENT

PARTIES

As identified herein:

1.	The “Company” refers to:

Insured Lloyds

Southern County Mutual Insurance Company

Republic Vanguard Insurance Company

2.	The “General Agent”, refers to:

Texas General Agency, Inc.

WITNESSETH

In consideration of the mutual covenant and benefits contained in this Agreement, the Company and the General Agent hereby agree as follows:

A. Appointment. The Company hereby appoints the General Agent as its Managing General Agent for the purpose of underwriting insurance coverages on behalf of the Company. Such insurance coverages shall be written exclusively on a direct and primary basis, with policy limits of up to but not exceeding one-million dollars [**], per insured, per occurrence. It is further understood and agreed that the General Agent’s appointment is non-exclusive, and both the Company and the General Agent may enter into other similar agreements.

B. Independent Contractor. The General Agent shall act as an independent contractor, and the Company shall have no right of control over the General Agent as to the time, means, or manner of the General Agent’s performance or the conduct of its business within the authority herein granted. The General Agent shall furnish and maintain, at [**], the office and office equipment, vehicles, telephone service, books of accounts, clerks and employees deemed by it as necessary or desirable to the carrying on and promoting of the business of the General Agent and shall [**]. Nothing contained in this Agreement is intended to nor shall it be construed as creating the relationship of employer and employee, nor partner, nor joint

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venturer, between the Company and the General Agent or between the Company and any sub-agent with whom the General Agent might contract.

C. Compensation.

(1) The General Agents compensation or remuneration under this Agreement shall be as set forth in the attached Schedule of Commission Addendum.

(2) The General Agent shall be obligated for and shall pay [**], and the Company shall not be liable for or obligated to pay [**] incurred by, for, or on behalf of the General Agent. The General Agent shall be liable for the return of commission on return premiums at the same rate as the commissions allowed in connection with the coverage for which the return of premiums is being made. The General Agent shall not, however, be required to return, as return commissions, monies greater than the total commission payable to the General Agent in connection with the coverage for which the return of premium is made.

(3) The General Agent shall be solely responsible and solely liable for the payment of any compensation due any sub-agent through whom business is produced under this Agreement, and payment by the Company to the General Agent of any commissions due in connection with any business accepted by the Company under this Agreement shall satisfy any obligation or liability whatsoever on the part of the Company, whether in law or equity, to make such payment to any sub-agent or other person or party.

D. General Agent’s Authority. The General Agent shall have the authority and the duty to act for and on behalf of the Company in all respects, insofar as necessary for the General Agent to perform the functions of a Managing General Agent of the Company, subject only to the terms and conditions of this Agreement.

(1) Binding Authority.

(a) The General Agent shall have authority to accept applications for and to issue binders, policies, and/or contracts of insurance, including endorsements and amendments thereto, on such forms as are approved by the Company. The General Agent shall have no authority to delegate its authority to issue binders, policies, or

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

contracts of insurance, nor endorsements or amendments thereto which change the risk, to any sub-agent or other third party.

(b) The General Agent shall have the authority to cancel any policy or contract of insurance provided hereunder, at its discretion, subject to the requirements imposed by law and in compliance with the provisions of this Agreement.

(c) It is understood and agreed that the Company may refuse to accept any application or to underwrite any risk submitted.

(2) Sub-Delegation of Authority, [**].

(a) The General Agent shall have full power and authority to recruit, contract with, manage, train, and supervise sub-agents, as producing agents acting for and on behalf of the General Agent. No sub-agent shall be appointed, however, nor shall an appointed agent be terminated, by the General Agent, except upon notice to and the consent of the Company. The General Agent [**] the conduct and performance of such sub-agents, and [**].

(b) The General Agent shall maintain in force a written contractual agreement, in a form acceptable to the Company, with all sub-agents to whom any authority of the General Agent under this Agreement is delegated. Each such agreement shall expressly provide that the sub-agent shall have no right, claim or cause of action against the Company, and shall look exclusively to the General Agent for the payment or satisfaction of any expenses, costs, claims and/or causes of action arising, directly or indirectly, out of or in connection with any action taken or not taken by the Company or the General Agent.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(c) The General Agent shall comply with all applicable laws and regulations with respect to any termination, suspension, or revocation of the authority delegated to any sub-agent, and shall indemnity and hold harmless the Company against any losses, claims, and/or causes of action, including attorneys fees and expenses, arising, directly or indirectly, out of or in connection with any action taken or not taken by the General Agent in this regard.

(3) Agent’s Licensing.

(a) The General Agent shall maintain current licenses or certificates of authority as required by law for the conduct of business under this Agreement.

(b) The General Agent shall assure that all sub-agents to whom any authority of the General Agent under this Agreement is delegated maintain appropriate licenses, certificates of authority, and/or company appointments as required by law for the conduct of business under this Agreement.

(c) The General Agent shall indemnity and hold harmless the Company against any losses, claims, and/or causes of action, including attorneys fees and expenses, arising, directly or indirectly, out of or in connection with the Company’s acceptance of business from an unlicensed agent or sub-agent.

(4) Collection and Distribution of Funds.

(a) Fiduciary Obligation. The General Agent shall act for and on behalf of the Company in collecting and receiving funds from insureds, reinsurers, and sub-agent under this Agreement. All such funds shall be received by the General Agent in a fiduciary capacity, and shall be deposited, in the name of or for the benefit of the Company, in a separate account, and shall not be commingled in any manner or fashion with funds belonging to the General Agent or any third party.

(b) Agency Billing. The General Agent is authorized to collect and receipt for premiums and to retain, but only out of those premiums due which are actually collected, commissions at the rate(s) specified in Section C. Compensation.

(c) Return Premiums and Commissions. If the Company is required to refund premiums under any contract, policy or certificate of insurance by reason of any cancellation, reduction in coverage, change in law or regulation, or otherwise, either during or after the term of this Agreement, the General Agent shall refund return commissions at the same rate at which such commissions were originally retained by the General Agent.

(5) Claims Administration.

(a) Claims Administration. The General Agent shall have authority to settle all claims arising out of or in connection with business placed with the Company under this Agreement. The Company reserves ultimate decision-making authority with respect to any claim, and may, at its sole option and discretion, re-assume any or all claims settlement, administration and/or oversight responsibilities and/or authority from the General Agent. If the Company re-assumes claims handling responsibility from the General Agent the General Agent shall be held harmless by the Company for acts of the Company in handling the claim.

(b) Per Claim Limit of Authority. The authority of the General Agent to settle claims shall be limited to Thirty-Thousand-Dollars ($30,000), without the prior approval of the Company.

(c) Claims Reporting. The General Agent shall submit to the Company within thirty days of its receipt of notice of the same, a report on any claim involving:

(i) A coverage dispute;

(ii) A demand in excess of policy limits; and/or

(iii) An allegation of bad faith or a violation of any DeceptiveTrade Practices or Claims Settlement Practices or other similar act or regulation.

(d) Outside Adjusters. The General Agent may appoint, subject to the approval of the Company, appropriate claims adjustment firms to handle certain investigations and settlements relating to claims.

(e) Unrelated Claims Expense. Any claims administration or loss adjustment expense not directly connected with the settlement of losses, or recovery by way of salvage or subrogation, shall be incurred solely by the General Agent unless specifically authorized by the Company.

(f) Company Drafts. Payment of losses shall be made on checks or drafts in the name of the Company, and the General Agent shall be responsible for the safekeeping of all checks or drafts of the Company used for payment purposes and, with respect to the same, shall:

(i) Immediately notify the Company of any irregularities, theft, disappearance, or destruction of checks or drafts; and

(ii) See to it that all checks or drafts are sequentially numbered and issued in order, with all voided checks or drafts properly marked and accounted for.

(g) Establishment of Loss Reserves. The General Agent shall establish, subject to review and adjustment by the Company in its absolute discretion, claim and loss reserves with respect to the business written under this agreement, including reserves for loss adjustment expenses, incurred but not reported losses and for losses reported but not paid.

(6) Limitation of Advertising Authority — Misrepresentations. The General Agent shall have no advertising authority whatsoever with respect to the policies, contracts, or binders of insurance, nor any endorsements or amendments thereto, issued by the Company.

(7) Suspension of Authority.

(a) The Company shall have the unilateral right, exercisable in its sole and absolute discretion, to suspend the authority of the General Agent to act for or on behalf of the Company during the pendency of any dispute between the Company and the General Agent arising out of or in connection with any alleged breach or failure of performance on the part of the General Agent under this Agreement, including, but not limited to the General Agent’s (i) failure to follow or adhere to those limitations on its underwriting authority, or (ii) unauthorized delegation of binding authority. Nothing in the Company’s suspension of the authority of the General Agent under this Agreement shall [**] on the [**].

(b) It is understood and agreed that the Company has and retains the right, exercisable in its sole and absolute discretion, to restrict the premium volume of the business produced by the General Agent under this Agreement at any time,

E. Monthly Reporting and Remittance.

(1) Upon request the General Agent shall receive and pass upon daily reports and shall submit an accounting to the Company on a monthly basis detailing all transactions for or on behalf of the Company. Such accounting must be received by the Company not later than 30 days from the close of the month being accounted for. This requirement may be satisfied, in those instances in which the Company is responsible for the rendering of accounts on the basis of information provided by the General Agent, by the General Agent’s

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confirmation of such accounting within the time specified in this section.

(2) The General Agent shall remit all funds due the Company, [**], within [**] days after the close of the month in which the transaction or coverage in connection with which such funds are payable occurs or is effective, whichever is earlier. Nothing in this provision is intended to expand, replace or otherwise modify any shorter period otherwise provided for the remittance of funds to the Company under this Agreement.

F. Disallowance of [**]. The General Agent shall not be allowed to [**] under this Agreement [**] the General Agent, or any sub-agent, or any other insurer represented by the General Agent, [**], nor shall any [**] the Company [**] the Company, except [**] as might be [**] the General Agent and the Company [**] this Agreement.

G. Reinsurance Underwriting Authority. The General Agent shall have no reinsurance underwriting authority, either ceded or assumed, and may neither bind nor commit the Company to participation in any insurance or reinsurance syndicate, nor may the General Agent collect payment from any reinsurer of the Company or commit the Company to any reinsurance settlement or commutation without prior written approval.

H. Record Keeping and Audit Requirements.

(1) The General Agent shall keep separate records of the business written or transacted for or on behalf of the Company, and that of each other insurer represented by the General Agent, including separate underwriting files, and shall maintain all such records for a period of not less than five years from the expiration of the business in question, or until the completion of a financial examination of the General Agent by the regulatory agency having jurisdiction over the General Agent, whichever is longer.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(2) Scheduled Audits and Examinations. The Company and/or its designated representative(s) shall be afforded full and complete access to the General Agent’s records, for the purpose of auditing the General Agent, with respect to all transactions arising out of or in connection with any business written by the agent under this Agreement, including any underwriting, claims, financial and/or accounting files of the General Agent, upon twenty four (24) hours notice and during the regular business hours of the General Agent. The Company shall conduct such audits on a not less than semi-annual basis, and otherwise within ninety (90) days of the close of any thirty (30) day period in which the Company’s aggregate premium volume increases by thirty percent (30%) or more, where the General Agent writes more than twenty percent (20%) of the Company’s aggregate premium volume, and the General Agent has itself experienced an increase of twenty percent (20%) or more in its own premium volume produced within the same thirty (30) day period.

(3) Minimum Scope of Required Audits. At a minimum, any audit conducted by the Company shall include a review of the following information or elements:

(a) the General Agent’s claims procedures and claims handling practices;

(b) the timeliness of claim payments and/or the lag-time between the date a claim is reported and the date it is paid;

(c) the timeliness of the General Agent’s reporting of new business to the Company;

(d) the timeliness of the General Agent’s remittance of monies due the Company;

(e) the General Agent’s premium accounting for the business written for or on behalf of the Company;

(f) a reconciliation of the General Agent’s policy form and check or draft inventory.

I. Changes In Ownership or Control. The General Agent shall notify the Company immediately of any change in:

(1) ownership of ten percent (10%) or more of the outstanding stock of the General Agent;

(2) any principal officer of the General Agent; and/or

(3) any director of the General Agent. Nothing in this provision shall change. limit, or otherwise modify any other requirement of prior approval by the Company of any change in the ownership or control of the General Agent.

J. Renewal and Termination of Agreement.

(1) This Agreement shall be in effect for a period of twelve months from its effective date, and, unless and until terminated in accordance with the provisions of subsection (2) below, shall renew from year-to-year thereafter for so long as the license or certificate of authority of the General Agent remains in full force and effect.

(2) This Agreement:

(a) may be terminated at any time by the giving of notice in writing by either party to the other not less than ninety (90) days prior to the effective date of such termination;

(b) shall be canceled immediately upon the expiration or termination of the license or certificate of authority issued to the Agent.

(3) It is understood and agreed that:

(a) from or after the receipt by either party of notice of the other party’s intent to terminate this Agreement, the agent shall have no authority to issue any binder, policy, or contract of insurance, nor any endorsement or amendment thereof without prior written consent of the company; and that

(b) no exercise of its right to terminate this Agreement, by either party, shall give rise to any right, claim, or cause of action in the other party for any loss of prospective profits, commissions, earnings, income, or for any other damage to the business or personal interests of the parties arising therefrom.

K. Agent’s Right to Expirations. In the event of termination of this Agreement, if the General Agent shall promptly account for and pay over to the Company all sums for which it may be liable to the Company and otherwise perform all duties and obligations imposed hereunder, then the General Agent’s records, use, and control of expirations shall remain the property of the General Agent and be left in its undisputed possession; otherwise, the records, use, and control of expirations shall be vested in the Company, until such time as the General Agent has accounted for and paid over to the Company all sums due the Company under the terms of this Agreement.

L. Miscellaneous Provisions.

(1) Place of Performance. All obligations of the General Agent under this Agreement, including payment of premiums and other sums to become due hereunder, are performable at the office of the Company, in Dallas, Texas.

(2) Whole Agreement. This Agreement constitutes the entire agreement and understanding of the parties, and supersedes and replaces all previous agreements and understandings of the parties with respect to the subject matter of this Agreement.

(3) Modifications. The General Agent shall have no authority to effect any modification of this Agreement for or on behalf of the Company, and no modification of this Agreement shall be binding upon either party unless the same is evidenced by a writing signed by the party to be bound thereby.

(4) Severability. If any clause, paragraph, term, or provision of this Agreement shall be held or declared void or otherwise unenforceable by any court or other tribunal of competent jurisdiction, the same shall be deemed severed, and such holding or declaration shall have no effect upon any other clause, paragraph, term, or provision of this Agreement, and this Agreement shall otherwise continue in and be given full force and effect.

(5) Non-Waiver. No waiver of any breach or violation of any clause, paragraph, term, or condition of this Agreement shall be deemed a waiver of any subsequent breach or violation of the same, nor shall the same be deemed waived unless such waiver is evidenced by a writing signed by the party being charged therewith.

(6) Signing Authority. The persons signing this Agreement on behalf of the parties warrant, covenant, and represent that they are duly authorized to execute this Agreement on behalf of the parties for whom they are signing.

Executed effective as of the date first stated above.

INSURED LLOYDS
ATTEST:	SOUTHERN COUNTY MUTUAL INSURANCE COMPANY

REPUBLIC VANGUARD INSURANCE COMPANY

/s/ Shaun R. Archie	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 1

Effective: January 1, 1993

To The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Insured Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

(hereinafter the “General Agent”)

It is understood and agreed to by the parties that the above named Agreement shall be amended as of January 1, 1993, as indicated herein to add Southern Insurance Company.

Paragraph “Parties” of the Agreement shall be replaced with the following:

Parties

As identified herein:

1.	The “Company” refers to:

Insured Lloyds

Southern County Mutual Insurance Company

Republic-Vanguard Insurance Company

Southern Insurance Company

2.	The “General Agent” refers to:

Texas General Agency, Inc.

All other terms and conditions shall remain unchanged otherwise.

Amendment No. 1 to the

Managing General Agency Agreement

Originally Effective: January 1, 1993

This Amendment No. 1 to the Managing General Agency Agreement shall be executed and effective as of January 1, 1993.

INSURED LLOYDS
ATTEST:	SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 2

Effective: January 1, 1994

To The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Insured Lloyds, Southern County Mutual Insurance Company, And

Republic-Vanguard Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

(hereinafter the “General Agent”)

It is understood and agreed to by the parties that the above named Agreement shall be amended as of January 1, 1994, as indicated herein.

Paragraph G of the Agreement shall be replaced with the following:

“G.	Reinsurance Underwriting Authority.

The General Agent shall have no reinsurance underwriting authority unless such authority has been expressly authorized in writing by the Company. The Company has authorized the General Agent to bind or commit the Company to participation in ceded facultative reinsurance with reinsurers authorized by the Company in writing. The General Agent shall report such ceded facultative reinsurance in conjunction with paragraph E. above and in accordance with the form and content agreed to between the parties. The General Agent may collect payment from such authorized facultative reinsurers of the Company, but shall not commit the Company to any reinsurance settlement or commutation without prior written approval. The General Agent shall have no other reinsurance underwriting authority, either ceded or assumed, unless specifically authorized in writing by the Company.”

All other terms and conditions shall remain unchanged otherwise.

Amendment No. 2 to the

Managing General Agency Agreement

Originally Effective: January 1, 1993

This Amendment No. 2 to the Managing General Agency Agreement shall be executed and effective as of January 1, 1994.

INSURED LLOYDS
ATTEST:	SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 3

Effective: July 1, 1997

To The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Insured Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

(hereinafter the “General Agent”)

It is understood and agreed to by the parties that the above named Agreement shall be amended as of July 1, 1997, as indicated herein for the name change of “Insured Lloyds” to “Republic Lloyds”.

Paragraph “Parties” of the Agreement shall be replaced with the following:

Parties

As identified herein:

1.	The “Company” refers to:

Republic Lloyds

Southern County Mutual Insurance Company

Republic-Vanguard Insurance Company

Southern Insurance Company

2.	The “General Agent” refers to:

Texas General Agency, Inc.

All other terms and conditions shall remain unchanged otherwise.

Amendment No. 3 of to the

Managing General Agency Agreement

Originally Effective: January 1, 1993

This Amendment No. 3 to the Managing General Agency Agreement shall be executed and effective as of July 1, 1997.

REPUBLIC LLOYDS
ATTEST:	SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 4

Effective: January 1, 1998

To The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Insured Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

(hereinafter the “General Agent”)

It is understood and agreed to by the parties that the above named Agreement shall be amended as of January 1, 1998, as indicated herein for the addition of the General Agent’s subsidiary office located in St. Louis, Missouri, dba “Great Plains Special Risk”.

Paragraph “Parties” of the Agreement shall be replaced with the following:

Parties

As identified herein:

1.	The “Company” refers to:

Republic Lloyds, Dallas, Texas

Southern County Mutual Insurance Company, Dallas, Texas

Republic-Vanguard Insurance Company, Dallas, Texas

Southern Insurance Company, Dallas, Texas

2.	The “General Agent” refers to:

Texas General Agency, Inc., San Antonio, Texas

Great Plains Special Risk, St. Louis, Missouri

All other terms and conditions shall remain unchanged otherwise.

Amendment No. 4 to the

Managing General Agency Agreement

Originally Effective: January 1, 1993

This Amendment No. 4 to the Managing General Agency Agreement shall be executed and effective as of January 1, 1998.

REPUBLIC LLOYDS
ATTEST:	SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC. GREAT PLAINS SPECIAL RISK

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 5

Effective: January 1, 1993

To The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

It is understood and agreed to by the parties that the above named Agreement shall be amended, effective as of January 1, 1993, to add new paragraphs and replace certain paragraphs as indicated herein that clarifies the intent and complies with the Regulations.

Paragraph D. (1) (a) shall be replaced in its entirety with the following:

“D. (1) (a) The General Agent shall have the authority to accept applications for and to issue binders, policies, and/or contracts of insurance, including endorsements and amendments thereto, on such forms as are approved by the Company. The General Agent shall not delegate its authority to issue binders, policies, or contracts of insurance, nor any endorsements or amendments thereto which change the risk, to any sub-agent or other third party, unless otherwise approved in writing by the Company. The Company’s approval shall be a written acknowledgement made in advance of the delegation of authority by the General Agent to the sub-agent. The General Agent’s request to the Company for approval to delegate authority to a sub-agent shall include a copy of the agreement between the General Agent and sub-agent which includes the sub-agent’s authorities delegated by the General Agent. The General Agent shall [**].”

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 5 to the

Managing General Agency Agreement

Originally Effective: January 1, 1993

Paragraph L. (3) shall be replaced in its entirety with the following:

“(3) Modifications: The General Agent shall have no authority to effect any modification of this Agreement for or on behalf of the Company, and no modification of this Agreement shall be binding upon either party unless the same is evidenced by a writing, including the effective date thereof, signed by the party to be bound thereby.”

Paragraph H. (2) shall be replaced in its entirety with the following:

“(2) Scheduled Audits and Examinations: The Company, and/or its designated representative(s), shall be afforded full and complete access to the General Agent’s records, for the purpose of auditing the General Agent, with respect to all transactions arising out of or in connection with any business written by the General Agent under this Agreement, including any underwriting, claims, financial and/or accounting files of the General Agent, upon twenty four (24) hours notice and during the regular business hours of the General Agent. The Company shall conduct such audits on a not less than semi-annual basis and otherwise within ninety (90) days of the close of any thirty (30) day period in which the Company’s aggregate premium volume increases by thirty percent (30%) or more, where the General Agent writes more than twenty percent (20%) of the Company’s aggregate premium volume, and the General Agent has itself experienced an increase of twenty percent (20%) or more in its own premium volume produced within the same thirty (30) day period. Copies of such audits shall remain on file with the Company for at least three years and be available to regulators for review.”

New paragraphs L. (7) and (8) as written below shall be added to the Agreement.

“(7) Assignment: The General Agent shall not directly or indirectly assign its rights and obligations under this Agreement in whole or in part without the prior written approval of the Company.

(8) Notices: Any and all notices required or permitted to be given under this Agreement shall be in writing and shall be deemed given when deposited in the United States Postal Service by certified mail, return receipt requested, to the party’s last known address or such other address provided by the other party.”

All other terms and conditions shall remain otherwise unchanged.

This Amendment No. 5 to the Managing General Agency Agreement shall be executed and effective as of January 1, 1993.

Amendment No. 5 to the

Managing General Agency Agreement

Originally Effective: January 1, 1993

REPUBLIC LLOYDS
ATTEST:	SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC. GREAT PLAINS SPECIAL RISK

/s/ Janice Alexander	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 6

Effective: March 1, 2001

To The

Managing General Agency Agreement

Originally Effective: January 1, 1993

(the “Agreement”)

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

It is understood and agreed to by the parties that the above named Agreement shall be amended, effective as of March 1, 2001, to add authorization for the General Agent to bill private passenger automobile policies on a direct, installment basis as follows:

1. Sub-paragraph (b) of Paragraph (4) – Collection and Distribution of Funds under Section D – General Agent’s Authority shall be replaced in its entirety as of the effective date of this Amendment and shall read as follows:

“(d)	Agency and Direct Billing. If the net premium on a policy written under this Agreement is not collected in full when written, the General Agent is authorized to bill and collect premiums as follows: all policies written under this Agreement may be billed and collected on an Agency basis in full, and private passenger automobile business written under this Agreement may be billed and collected on a direct, installment basis according to its approved underwriting guidelines. The General Agent is authorized to retain, but only on those premiums due and remitted to the Company, commissions at the rate(s) specified in Section C. Compensation. Since direct, installment billing is authorized under this Agreement, the General Agent shall continue to account for and report all premiums written on private passenger automobile policies, whether billed or not, and shall exercise due diligence in the billing and collection of such premiums in order to avoid providing coverage without receipt of premium.”

2. Paragraph (2) under Section E. – Monthly Reporting and Remittance shall be replaced in its entirety as of the effective date of this Amendment and shall read as follows:

“(2)	The General Agent shall remit all funds due the Company, as defined herein below, within [**] days after the close of the month. The net premiums due the Company shall be equal to the net premiums written on policies for the month, [**] except for those policies that are billed on a direct, installment basis. For all policies billed on a direct, installment basis, the net premiums due the Company shall be equal to the [**] premiums on such policies for the month. Deductions for commissions and losses paid (including loss adjustment expenses) are allowed to be deducted from the net premiums due in determining the funds due the Company on a monthly basis.”

All other terms and conditions shall remain otherwise unchanged.

This Amendment No. 6 to the Managing General Agency Agreement shall be executed and effective as of March 1, 2001.

REPUBLIC LLOYDS
ATTEST:	SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ John K. Hall	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC. GREAT PLAINS SPECIAL RISK

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 7

To The

Managing General Agency Agreement

Originally Effective: January 1, 1993

(the “Agreement”)

entered into by and between

Southern County Mutual Insurance Company

Republic Lloyds

Republic-Vanguard Insurance Company and

Southern Insurance Company

(the “Company”)

and

Texas General Agency, Inc.

Great Plains Special Risk

(the “General Agent”)

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the General Agent and the Company agree to amend the Agreement by adding the following provision:

“M – Privacy Protection

Neither the General Agent nor the Company shall use or disclose any nonpublic personal information furnished to it by the other party to this Agreement other than to carry out the purposes set forth in this Agreement for which such party disclosed such information. For purposes of this Agreement, nonpublic personal information means nonpublic personal financial information and nonpublic personal health information as those terms are defined in applicable federal and state laws, rules and regulations, including the Gramm-Leach-Bliley Act (Financial Services Modernization Act of 1999) and comparable state laws, rules and regulations. Nonpublic personal financial information includes personally identifiable financial information; and any list, description or other grouping of consumers (and publicly available information pertaining to them) that is derived using any personally identifiable financial information that is not publicly available. Nonpublic personal health information includes health information that identifies an individual who is the subject of the information or with respect to which there is a reasonable basis to believe that the information could be used to identify an individual.

Additionally, the General Agent agrees to prepare (for the Company’s approval) and deliver, at its sole expense, the applicable privacy notices required by law or regulation, if any, on behalf of the Company.”

This Amendment No. 7 shall be effective as of the later of the original effective date of the Agreement or July 1, 2000.

All other provisions, terms and conditions of the Agreement shall remain in full force and effect.

SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC LLOYDS REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY		TEXAS GENERAL AGENCY, INC. GREAT PLAINS SPECIAL RISK

By:	/s/ John E. Fulton	By:	/s/ [ILLEGIBLE]

Its:	Vice President	Its:	Vice President

Amendment No. 8

Effective: January 1, 2003

To The

Managing General Agency Agreement

Originally Effective: January 1, 1993

(the “Agreement”)

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

It is understood and agreed to by the parties that the above named Agreement shall be amended, effective as of January 1, 2003, to add authorization for the General Agent to bill dwelling fire and homeowners policies on a direct, installment basis as follows:

1. Sub-paragraph (b) of Paragraph (4) – Collection and Distribution of Funds under Section D – General Agent’s Authority shall be replaced in its entirety as of the effective date of this Amendment and shall read as follows:

“(d)	Agency and Direct Billing. If the net premium on a policy written under this Agreement is not collected in full when written, the General Agent is authorized to bill and collect premiums as follows: all policies written under this Agreement may be billed and collected on an Agency basis in full, and designated lines of insurance (defined as private passenger automobile insurance, dwelling fire insurance and homeowners insurance) written under this Agreement may be billed and collected on a direct, installment basis according to its approved underwriting guidelines. The General Agent is authorized to retain, but only on those premiums due and remitted to the Company, commissions at the rate(s) specified in Section C. Compensation. Since direct, installment billing is authorized under this Agreement, the General Agent shall continue to account for and report all premiums written on direct billed policies, whether billed or not, and shall exercise due diligence in the billing and collection of such premiums in order to avoid providing coverage without receipt of premium.”

Amendment No. 8 to the

Managing General Agency Agreement

Originally Effective: January 1, 1993

All other terms and conditions shall remain otherwise unchanged.

This Amendment No. 8 to the Managing General Agency Agreement shall be executed and effective as of January 1, 2003.

REPUBLIC LLOYDS
ATTEST:	SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ John K. Hall	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC. GREAT PLAINS SPECIAL RISK

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

ADDENDUM A

The basis for this Addendum is Quota Share Reinsurance Agreement Number R093-50. effective January 1, 1993, (“the Quota Share Agreement”).

A.1	Premium Volume

	Maximum Annual Premium	$[**]

A.2	Territory

Texas, Alabama, Louisiana

A.3	Policy Term

	Maximum Policy Term	12 Months

A.4	Schedule of Business

The General Agent shall be allowed to withhold commission at the Provisional Commission percentage and earn commission at the Minimum Commission rate as set forth in the Quota Share Agreement.

The General Agent Shall pay the Company each month:

a.	Front Fees of [**] on net written premiums and policy fees

b.	Premium Taxes equal to 1.75% of net written premiums and policy fees as set forth by the Texas Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future.

Line of Business	Commission				Policy		Limit Warranties
	Provisional		Minimum
Casualty	[**]	%	[**]	%	[**]	%	$[**] Combined Single Limit Per Policy

Property	[**]	%	[**]	%	[**]	%	$[**] Per Risk

Commercial Auto Physical Damage	[**]	%	[**]	%	[**]	%	$[**] Any One Combination Tractor Trailer

Terminal Coverage	[**]	%	[**]	%	[**]	%	$[**] Any One Location

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

A.5	Profit Commissions

The Company agrees that any profit commission(s) which may become due, as set forth in the Quota Share Agreement shall be the property of the General Agent, provided the General Agent in not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

This Addendum shall become effective at 12:01 a.m. Central Standard Time, January 1,1993, and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. In the event of termination, this Addendum will continue to cover all policies coming within it’s scope.

ATTEST:	INSURED LLOYDS SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC VANGUARD INSURANCE COMPANY

/s/ Shaun R. Archie	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

ADDENDUM A

Amendment No. 1

The basis for this Addendum is Quota Share Reinsurance Agreement Number R090-50. effective January 1, 1994, (“the Quota Share Agreement”).

A.1	Premium Volume

	Maximum Annual Premium	$[**]

A.2	Territory

Texas, Alabama, Louisiana

A.3	Policy Term

	Maximum Policy Term	12 Months

A.4	Schedule of Business

The General Agent shall be allowed to withhold commission at the Provisional Commission percentage and earn commission at the Minimum Commission rate as set forth in the Quota Share Agreement,

The General Agent Shall pay the Company each month:

a.	Front Fees of [**] on net written premiums and policy fees

b.	Premium Taxes equal to 1.75% of net written premiums and policy fees as set forth by the Texas Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future.

Line of Business	Commission				Policy		Limit Warranties
	Provisional		Minimum
Casualty	[**]	%	[**]	%	[**]	%	$[**] Combined Single Limit Per Policy

Property	[**]	%	[**]	%	[**]	%	$[**] Per Risk

Commercial Auto Physical Damage	[**]	%	[**]	%	[**]	%	$[**] Any One Combination Tractor Trailer

Terminal Coverage	[**]	%	[**]	%	[**]	%	$[**] Any One Location

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

A.5	Profit Commissions

The Company agrees that any profit commission(s) which may become due, as set forth in the Quota Share Agreement shall be the property of the General Agent, provided the General Agent in not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

This Addendum shall become effective at 12:01 a.m. Central Standard Time, January 1,1994, and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. In the event of termination, this Addendum will continue to cover all policies coming within it’s scope.

ATTEST:	INSURED LLOYDS SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC VANGUARD INSURANCE COMPANY

/s/ [ILLEGIBLE]	By:	/s/ John E. Fulton

Its:

ATTEST:	TEXAS GENERAL AGENCY

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

ADDENDUM A

Amendment No. 2

The basis for this Addendum is Quota Share Reinsurance Agreement Number R18600-50, effective January 1, 1995, (“the Quota Share Agreement”).

A.1	Premium Volume

	Maximum Annual Premium	$[**]

A.2	Territory

Texas, Alabama, Louisiana, Colorado

A.3	Policy Term

	Maximum Policy Term	12 Months

A.4	Schedule of Business

The General Agent shall be allowed to withhold commission at the Provisional Commission percentage and earn commission at the Minimum Commission rate as set forth in the Quota Share Agreement.

The General Agent Shall pay the Company each month:

a.	Front Fees of [**] on net written premiums and policy fees

b.	Premium Taxes equal to 1.75% of net written premiums and policy fees as set forth by the Texas Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future.

Line of Business	Commission				Policy		Limit Warranties
	Provisional		Minimum
Casualty	[**]	%	[**]	%	[**]	%	$[**] Combined Single Limit Per Policy

Property	[**]	%	[**]	%	[**]	%	$[**] Per Risk

Commercial Auto Physical Damage	[**]	%	[**]	%	[**]	%	$[**] Any One Combination Tractor

Terminal Coverage	[**]	%	[**]	%	[**]	%	$[**] Any One Location

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

A.5	Profit Commissions

The Company agrees that any profit commission(s) which may become due, as set forth in the Quota Share Agreement shall be the property of the General Agent, provided the General Agent in not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

This Addendum shall become effective at 12:01 a.m. Central Standard Time, January 1, 1995, and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. In the event of termination, this Addendum will continue to cover all policies coming within it’s scope.

ATTEST:	INSURED LLOYDS SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC VANGUARD INSURANCE COMPANY

/s/ [ILLEGIBLE]	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 3

Effective: July 1, 1996

To

Addendum A

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Insured Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

(hereinafter the “General Agent”)

This Amendment No. 3 to Addendum A is effective as of July 1, 1996 for all new and renewal business written under the above named Managing General Agency Agreement. The basis for this Amendment No. 3 to Addendum A of this Managing General Agency Agreement is the Quota Share Reinsurance Agreement, originally effective July 1, 1996, (referred to by number 13-96-0100 or “the Quota Share Agreement”). The particulars of this amendment are as follows:

A.1.	Premium Volume

Annual premium volume shall not exceed $[**]

A.2.	Territory

Texas, Louisiana

A.3.	Policy Term

Policy term shall not exceed 12 months

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 10 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.4.	Schedule of Business and Commissions

a.	The lines of business and maximum original policy limits of liability for which the General Agent shall have authorization to bind the Company shall be as follows or so deemed:

• Fire, Allied Lines and Commercial Property	$[**] Per Risk

• Glass	$[**] Per Risk

• Low Value Dwelling/Homeowners and Mobile Homeowners	$[**] (Building Only)

• Inland Marine	$[**] Per Risk

• Comprehensive Personal Liability	$[**] Per Risk

• General Liability	$[**] Per Policy

• Liquor Liability	$[**] Per Policy

• Mobile Homeowners/Homeowners (Section II),

• Comprehensive Personal Liability and Section II of Commercial Package Policies	$[**] Per Occurrence

• Private Passenger Automobile Liability:

• Bodily Injury Liability	$[**] Per Person/
$[**] Per Occurrence
• Property Damage Liability	$[**] Per Occurrence

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Commercial Automobile Liability:

• $[**] Combined Single Limit, each occurrence or so deemed as respects taxis, rental cars and vehicles used in “fast food” delivery.

•      $[**] Combined Single Limit, each occurrence or so deemed as respects sand and gravel hauler, dump trucks (unless incidental to businesses not normally involved in dump operations), wreckers and buses (not used in Public Livery), redi-mix, bulk oil haulers and vacuum trucks.

• $[**] Combined Single Limit, each occurrence or so deemed as respects all other classes.

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 3 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

• Automobile Physical Damage as respects:

• Private Passenger Automobile	$[**] Any One Vehicle

• Auto Rental Reimbursement	$[**] Per Day/
$[**] Per Occurrence

• Towing and Labor	$[**] Per Occurrence

• Commercial Automobile	$[**] Any One Vehicle or Any One Tractor/Trailer Combination

b.	The General Agent shall be allowed to withhold commission at the Minimum/Provisional Commission percentage rate ([**]) times net written premiums [(**)] for all lines noted above and as set forth in the Quota Share Agreement; and

c.	The General Agent shall be allowed to withhold policy fee commissions at the Policy Fee Commissions rate ([**]) times net policy fees written; and

d.	The General Agent shall pay the Company each month:

1.	Company fees of [**] on net written premiums [**], plus

2.	Actual premium taxes due on policies written on an admitted basis, estimated to be equal to one and three-fourths percent (1.75%) of net written premiums and policy fees, as set forth by the applicable Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future; and

e.	The General Agent shall be solely responsible for and pay to the applicable surplus lines stamping office the required fees and taxes due on surplus lines business as directed by such stamping office or regulatory body.

A.5.	Profit Commissions

The Company agrees that any profit commissions which may become due, as set forth in the Quota Share Agreement, shall be the property of the General Agent provided the General Agent is not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 3 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.6.	Effective Date

This Amendment No. 3 to Addendum A shall become effective at 12:01 a.m. Central Standard Time, July 1, 1996, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum A shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum A will continue to cover all policies coming within it’s scope.

ATTEST:	INSURED LLOYDS SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 4

Effective: December 15, 1996

To

Addendum A

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Insured Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

(hereinafter the “General Agent”)

This Amendment No. 4 to Addendum A is effective as of December 15, 1996 for all new and renewal business written under the above named Managing General Agency Agreement. The basis for this Amendment No. 4 to Addendum A of this Managing General Agency Agreement is the Quota Share Reinsurance Agreement, as amended from time to time, originally effective July 1, 1996, (referred to by number 13-96-0100 or “the Quota Share Agreement”). The particulars of this amendment are as follows:

A.1.	Premium Volume

Annual premium volume shall not exceed $[**]

A.2.	Territory

Texas, Louisiana

A.3.	Policy Term

Policy term shall not exceed 12 months

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 4 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.4.	Schedule of Business and Commissions

a.	The lines of business and maximum original policy limits of liability for which the General Agent shall have authorization to bind the Company shall be as follows or so deemed:

• Fire, Allied Lines and Commercial Property	$[**] Per Risk

• Glass	$[**] Per Risk

• Low Value Dwelling/Homeowners and Mobile Homeowners	$[**] (Building Only)

• Inland Marine	$[**] Per Risk

• Comprehensive Personal Liability	$[**] Per Risk

• General Liability	$[**] Per Policy

• Liquor Liability	$[**] Per Policy

• Mobile Homeowners/Homeowners (Section II), Comprehensive Personal Liability and Section II of Commercial Package Policies	$[**] Per Occurrence

• Private Passenger Automobile Liability:

• Bodily Injury Liability	$[**] Per Person/
$[**] Per Occurrence

• Property Damage Liability	$[**] Per Occurrence

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Commercial Automobile Liability:

• $[**] Combined Single Limit, each occurrence or so deemed as respects taxis, rental cars and vehicles used in “fast food” delivery.

•      $[**] Combined Single Limit, each occurrence or so deemed as respects sand and gravel hauler, dump trucks (unless incidental to businesses not normally involved in dump operations), wreckers and buses (not used in Public Livery), redi-mix, bulk oil haulers and vacuum trucks.

• $[**] Combined Single Limit, each occurrence or so deemed as respects all other classes.

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garage Liability

• Bodily Injury Liability	$[**] Per Person
$[**] Per Occurrence

• Property Damage Liability	$[**] Per Occurrence

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 4 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garagekeepers’ Legal Liability	$[**] Any One Vehicle

• Automobile Physical Damage as respects:

• Private Passenger Automobile	$[**] Any One Vehicle

• Auto Rental Reimbursement	$[**] Per Day/
$[**] Per Occurrence

• Towing and Labor	$[**] Per Occurrence

• Commercial Automobile	$[**] Any One Vehicle or Any One Tractor/Trailer Combination

• Garage Liability (owned vehicles)	$[**] Any One Vehicle

b.	The General Agent shall be allowed to withhold commission at the Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] for all lines noted above and as set forth in the Quota Share Agreement; and

c.	The General Agent shall be allowed to withhold policy fee commissions at the Policy Fee Commissions rate ([**]) times net policy fees written; and

d.	The General Agent shall pay the Company each month:

1.	Company fees of [**] on net written premiums [**], plus

2.	Actual premium taxes due on policies written on an admitted basis, estimated to be equal to one and three-fourths percent (1.75%) of net written premiums and policy fees, as set forth by the applicable Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future; and

e.	The General Agent shall be solely responsible for and pay to the applicable surplus lines stamping office the required fees and taxes due on surplus lines business as directed by such stamping office or regulatory body.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 4 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

5.	Profit Commissions

The Company agrees that any profit commissions which may become due, as set forth in the Quota Share Agreement, shall be the property of the General Agent provided the General Agent is not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

6.	Effective Date

This Amendment No. 4 to Addendum A shall become effective at 12:01 a.m. Central Standard Time, December 15, 1996, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum A shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum A will continue to cover all policies coming within it’s scope.

ATTEST:	INSURED LLOYDS SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 5

Effective: January 1, 1998

To

Addendum A

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

This Amendment No. 5 to Addendum A is effective as of January 1, 1998 for all new and renewal business written under the above named Managing General Agency Agreement. The basis for this Amendment No. 5 to Addendum A of this Managing General Agency Agreement is the Quota Share Reinsurance Agreement, as amended from time to time, originally effective January 1, 1998, (referred to by number 13-98-0243 or “the Quota Share Agreement”). The particulars of this amendment are as follows:

A.1.	Premium Volume

Annual premium volume shall not exceed $[**]

A.2.	Territory

Texas, Louisiana, Missouri, Illinois

A.3.	Policy Term

Policy term shall not exceed 12 months

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 5 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.4.	Schedule of Business and Commissions

a.	The lines of business and maximum original policy limits of liability for which the General Agent shall have authorization to bind the Company shall be as follows or so deemed:

• Fire, Allied Lines and Commercial Property	$[**] Per Risk

• Glass	$[**] Per Risk

• Low Value Dwelling/Homeowners and Mobile Homeowners	$[**] (Building Only)

• Inland Marine	$[**] Per Risk

• Comprehensive Personal Liability	$[**] Per Risk

• General Liability	$[**] Per Policy

• Liquor Liability	$[**] Per Policy

• Mobile Homeowners/Homeowners (Section II), Comprehensive Personal Liability and Section II of Commercial Package Policies	$[**] Per Occurrence

• Private Passenger Automobile Liability:

• Bodily Injury Liability	$[**] Per Person/
$[**] Per Occurrence

• Property Damage Liability	$[**] Per Occurrence

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Commercial Automobile Liability:

• $[**] Combined Single Limit, each occurrence or so deemed as respects taxis, rental cars and vehicles used in “fast food” delivery.

•      $[**] Combined Single Limit, each occurrence or so deemed as respects sand and gravel hauler, dump trucks (unless incidental to businesses not normally involved in dump operations), wreckers and buses (not used in Public Livery), redi-mix, bulk oil haulers and vacuum trucks.

• $[**] Combined Single Limit, each occurrence or so deemed as respects all other classes.

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 5 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garage Liability

• Bodily Injury Liability	$[**] CSL

• Property Damage Liability	$[**] Per Occurrence

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garagekeepers’ Legal Liability	$[**] Any One Vehicle

• Automobile Physical Damage as respects:

• Private Passenger Automobile	$[**] Any One Vehicle

• Auto Rental Reimbursement	$[**] Per Day/

$[**] Per Occurrence
• Towing and Labor	$[**] Per Occurrence

• Commercial Automobile	$[**] Any One Vehicle or Any One Tractor /Trailer Combination

• Garage Liability (owned vehicles)	$[**] CSL

b.	The General Agent shall be allowed to withhold commission at the quota share Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] for all lines noted above and as set forth in the Quota Share Agreement; and

c.	The General Agent shall be allowed to withhold commission at the facultative Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] reinsured under facultative contracts for all lines noted above and as set forth in the various facultative reinsurance contracts; and

d.	The General Agent shall be allowed to withhold policy fee commissions at the Policy Fee Commissions rate ([**]) times net policy fees written; and

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 5 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

e.	The General Agent shall pay the Company each month:

1.	Company fees of [**] on all net written premiums [**], plus

2.	Actual premium taxes due on policies written on an admitted basis, estimated to be equal to one and three-fourths percent (1.75%) of net written premiums and policy fees, as set forth by the applicable Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future; and

f.	The General Agent shall be solely responsible for and pay to the applicable surplus lines stamping office the required fees and taxes due on surplus lines business as directed by such stamping office or regulatory body.

A.5.	Profit Commissions

The Company agrees that any profit commissions which may become due, as set forth in the Quota Share Agreement, shall be the property of the General Agent provided the General Agent is not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

A.6.	Effective Date

This Amendment No. 5 to Addendum A shall become effective at 12:01 a.m. Central Standard Time, January 1, 1998, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum A shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum A will continue to cover all policies coming within it’s scope.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 5 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

ATTEST:	REPUBLIC LLOYDS
SOUTHERN COUNTY MUTUAL INSURANCE COMPANY
REPUBLIC-VANGUARD INSURANCE COMPANY
SOUTHERN INSURANCE COMPANY

	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC.
GREAT PLAINS SPECIAL RISK

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 6

Effective: January 1, 1999

To

Addendum A

(the “All Lines Program”)

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

This Amendment No. 6 to Addendum A is effective as of January 1, 1999 for all new and renewal business written under the above named Managing General Agency Agreement under the “All Lines Program”. The basis for this Amendment No. 6 to Addendum A of this Managing General Agency Agreement is the All Lines Quota Share Reinsurance Agreement, as amended from time to time, originally effective January 1, 1998, (referred to as “the All Lines Quota Share Agreement”). The particulars of this amendment are as follows:

A.1.	Premium Volume

Annual premium volume shall not exceed $[**]

A.2.	Territory

Texas, Louisiana, Missouri, Illinois

A.3.	Policy Term

Policy term shall not exceed 12 months

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 6 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.4.	Schedule of Business and Commissions

a.	The lines of business and maximum original policy limits of liability for which the General Agent shall have authorization to bind the Company shall be as follows or so deemed:

• Fire, Allied Lines and Commercial Property	$[**] Per Risk

• Glass	$[**] Per Risk

• Low Value Dwelling/Homeowners and Mobile Homeowners	$[**] (Building Only)

• Inland Marine	$[**] Per Risk

• Comprehensive Personal Liability	$[**] Per Risk

• General Liability	$[**] Per Policy

• Liquor Liability	$[**] Per Policy

• Mobile Homeowners/Homeowners (Section II), Comprehensive Personal Liability and Section II of Commercial Package Policies	$[**] Per Occurrence

• Private Passenger Automobile Liability:

• Bodily Injury Liability	$[**] Per Person/
$[**] Per Occurrence

• Property Damage Liability	$[**] Per Occurrence

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Commercial Automobile Liability:

• $[**] Combined Single Limit, each occurrence or so deemed as respects taxis, rental cars and vehicles used in “fast food” delivery.

•      $[**] Combined Single Limit, each occurrence or so deemed as respects sand and gravel hauler, dump trucks (unless incidental to businesses not normally involved in dump operations), wreckers and buses (not used in Public Livery), redi-mix, bulk oil haulers and vacuum trucks.

• $[**] Combined Single Limit, each occurrence or so deemed as respects all other classes not specified above.

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 6 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garage Liability	$[**] CSL

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garagekeepers’ Legal Liability	$[**] Any One Vehicle

• Automobile Physical Damage as respects:

• Private Passenger Automobile	$[**] Any One Vehicle

• Auto Rental Reimbursement	$[**] Per Day/
$[**] Per Occurrence

• Towing and Labor	$[**] Per Occurrence

• Commercial Automobile	$[**] Any One Vehicle or Any One Tractor/Trailer Combination

• Garage Liability (owned vehicles)	$[**] CSL

b.	The Private Passenger Automobile Liability business shall not exceed [**] of the annual written premium subject to this Addendum.

c.	All classes and lines of business excluded under the All Lines Quota Share Agreement are not authorized to be written under this Agreement.

d.	The General Agent shall be allowed to withhold commission at the quota share Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] for all lines noted above and as set forth in the All Lines Quota Share Agreement.

e.	The General Agent shall be allowed to withhold commission at the facultative Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] reinsured under facultative contracts for all lines noted above and as set forth in the various facultative reinsurance contracts.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 6 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

f.	The General Agent shall be allowed to withhold policy fee commissions at the Policy Fee Commissions rate ([**]) times net policy fees written.

g.	The General Agent shall pay the Company each month:

1.	Company fees of [**] on all net written premiums [**], plus

2.	Actual premium taxes due on policies written on an admitted basis, estimated to be equal to one and three-fourths percent (1.75%) of net written premiums and policy fees, as set forth by the applicable Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future.

h.	The General Agent shall be solely responsible for and pay to the applicable surplus lines stamping office the required fees and taxes due on surplus lines business as directed by such stamping office or regulatory body.

A.5.	Profit Commissions

The Company agrees that any profit commissions which may become due, as set forth in the All Lines Quota Share Agreement, shall be the property of the General Agent provided the General Agent is not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

A.6.	Effective Date

This Amendment No. 6 to Addendum A shall become effective at 12:01 a.m. Central Standard Time, January 1, 1999, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum A shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum A will continue to cover all policies coming within it’s scope.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 6 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

ATTEST:	REPUBLIC LLOYDS SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC. GREAT PLAINS SPECIAL RISK

/s/ Janice Alexander	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 7

Effective: January 1, 2000

To

Addendum A

(the “All Lines Program”)

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

This Amendment No. 7 to Addendum A is effective as of January 1, 2000 for all new and renewal business written under the above named Managing General Agency Agreement under the “All Lines Program”. The basis for this Amendment No. 7 to Addendum A of this Managing General Agency Agreement is the All Lines Quota Share Reinsurance Contract, as amended from time to time, originally effective January 1, 2000, (referred to as “the All Lines Quota Share Contract”). The particulars of this amendment are as follows:

A.1.	Premium Volume

Annual premium volume shall not exceed $[**]

A.2.	Territory

Texas, Louisiana, Missouri, Illinois

A.3.	Policy Term

Policy term shall not exceed 12 months

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 7 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.4.	Schedule of Business and Commissions

a.	The lines of business and maximum original policy limits of liability for which the General Agent shall have authorization to bind the Company shall be as follows or so deemed:

• Fire, Allied Lines and Commercial Property	$[**] Per Risk

• Glass	$[**] Per Risk

• Low Value Dwelling/Homeowners and Mobile Homeowners	$[**] (Building Only)

• Inland Marine	$[**] Per Risk

• Comprehensive Personal Liability	$[**] Per Risk

• General Liability	$[**] Per Policy

• Liquor Liability	$[**] Per Policy

• Mobile Homeowners/Homeowners (Section II), Comprehensive Personal Liability and Section II of Commercial Package Policies	$[**] Per Occurrence

• Private Passenger Automobile Liability:

• Bodily Injury Liability	$[**] Per Person/
$[**] Per Occurrence

• Property Damage Liability	$[**] Per Occurrence

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Commercial Automobile Liability:

• $[**] Combined Single Limit, each occurrence or so deemed as respects taxis, rental cars and vehicles used in “fast food” delivery.

•      $[**] Combined Single Limit, each occurrence or so deemed as respects sand and gravel hauler, dump trucks (unless incidental to businesses not normally involved in dump operations), wreckers and buses (not used in Public Livery), redi-mix, bulk oil haulers and vacuum trucks.

• $[**] Combined Single Limit, each occurrence or so deemed as respects all other classes not specified above.

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 7 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garage Liability	$[**] CSL

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garagekeepers’ Legal Liability	$[**] Any One Vehicle

• Automobile Physical Damage as respects:

• Private Passenger Automobile	$[**] Any One Vehicle

• Auto Rental Reimbursement	$[**] Per Day/
$[**] Per Occurrence

• Towing and Labor	$[**] Per Occurrence

• Commercial Automobile	$[**] Any One Vehicle or Any One Tractor/Trailer Combination

• Garage Liability (owned vehicles)	$[**] CSL

b.	The Private Passenger Automobile Liability business shall not exceed [**] of the annual written premium subject to this Addendum.

c.	All classes and lines of business excluded under the All Lines Quota Share Contract are not authorized to be written under this Agreement.

d.	The General Agent shall be allowed to withhold commission at the quota share Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] for all lines noted above and as set forth in the All Lines Quota Share Contract.

e.	The General Agent shall be allowed to withhold commission at the facultative Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] reinsured under facultative contracts for all lines noted above and as set forth in the various facultative reinsurance contracts.

f.	The General Agent shall be allowed to withhold policy fee commissions at the Policy Fee Commissions rate ([**]) times net policy fees written.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 7 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

g.	The General Agent shall pay the Company each month:

1.	Company fees of [**] on all net written premiums [**], plus

2.	Actual premium taxes due on policies written on an admitted basis, estimated to be equal to one and three-fourths percent (1.75%) of net written premiums and policy fees, as set forth by the applicable Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future.

h.	The General Agent shall be solely responsible for and pay to the applicable surplus lines stamping office the required fees and taxes due on surplus lines business as directed by such stamping office or regulatory body.

A.5.	Profit Commissions

The Company agrees that any profit commissions which may become due, as set forth in the All Lines Quota Share Contract, shall be the property of the General Agent provided the General Agent is not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

A.6.	Effective Date

This Amendment No. 7 to Addendum A shall become effective at 12:01 a.m. Central Standard Time, January 1, 2000, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum A shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum A will continue to cover all policies coming within it’s scope.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 7 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

ATTEST:	REPUBLIC LLOYDS
SOUTHERN COUNTY MUTUAL INSURANCE COMPANY
REPUBLIC-VANGUARD INSURANCE COMPANY
SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC.
GREAT PLAINS SPECIAL RISK

/s/ Janice Alexander	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 8

Effective: January 1, 2001

To

Addendum A

(the “All Lines Program”)

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

This Amendment No. 8 to Addendum A is effective as of January 1, 2001 for all new and renewal business written under the above named Managing General Agency Agreement under the “All Lines Program”. The basis for this Amendment No. 8 to Addendum A of this Managing General Agency Agreement is the All Lines Quota Share Reinsurance Contract, as amended from time to time, originally effective January 1, 2000, (referred to as “the All Lines Quota Share Contract”). The particulars of this amendment are as follows:

A.1.	Premium Volume

Annual premium volume shall not exceed $[**], not including policy fees.

A.2.	Territory

Texas, Louisiana, Missouri, Illinois

A.3.	Policy Term

Policy term shall not exceed 12 months

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 8 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.4.	Schedule of Business and Commissions

a.	The lines of business and maximum original policy limits of liability for which the General Agent shall have authorization to bind the Company shall be as follows or so deemed:

• Fire, Allied Lines and Commercial Property	$[**] Per Risk

• Glass	$[**] Per Risk

• Low Value Dwelling/Homeowners and Mobile Homeowners	$[**] (Building Only)

• Inland Marine	$[**] Per Risk

• Comprehensive Personal Liability	$[**] Per Risk

• General Liability	$[**] Per Policy

• Liquor Liability	$[**] Per Policy

• Mobile Homeowners/Homeowners (Section II), Comprehensive Personal Liability and Section II of Commercial Package Policies	$[**] Per Occurrence

• Private Passenger Automobile Liability:

• Bodily Injury Liability	$[**] Per Person/
$[**] Per Occurrence

• Property Damage Liability	$[**] Per Occurrence

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Commercial Automobile Liability:

• $[**] Combined Single Limit, each occurrence or so deemed as respects taxis, rental cars and vehicles used in “fast food” delivery.

•      $[**] Combined Single Limit, each occurrence or so deemed as respects sand and gravel hauler, dump trucks (unless incidental to businesses not normally involved in dump operations), wreckers and buses (not used in Public Livery), redi-mix, bulk oil haulers and vacuum trucks.

• $[**] Combined Single Limit, each occurrence or so deemed as respects all other classes not specified above.

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 8 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garage Liability	$[**] CSL

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garagekeepers’ Legal Liability	$[**] Any One Vehicle

• Automobile Physical Damage as respects:

• Private Passenger Automobile	$[**] Any One Vehicle

• Auto Rental Reimbursement	$[**] Per Day/
$[**] Per Occurrence

• Towing and Labor	$[**] Per Occurrence

• Commercial Automobile	$[**] Any One Vehicle or Any One Tractor/Trailer Combination

• Garage Liability (owned vehicles)	$[**] CSL

b.	The Private Passenger Automobile Liability business shall not exceed [**] of the annual written premium subject to this Addendum.

c.	All classes and lines of business excluded under the All Lines Quota Share Contract are not authorized to be written under this Agreement.

d.	The General Agent shall be allowed to withhold commission at the quota share Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] for all lines noted above and as set forth in the All Lines Quota Share Contract.

e.	The General Agent shall be allowed to withhold commission at the facultative Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] reinsured under facultative contracts for all lines noted above and as set forth in the various facultative reinsurance contracts.

f.	The General Agent shall be allowed to withhold policy fee commissions at the Policy Fee Commissions rate ([**]) times net policy fees written.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 8 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

g.	The General Agent shall pay the Company each month:

1.	Company fees of [**] on all net written premiums [**], plus

2.	Actual premium taxes due on policies written on an admitted basis, estimated to be equal to one and three-fourths percent (1.75%) of net written premiums and policy fees, as set forth by the applicable Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future.

h.	The General Agent shall be solely responsible for and pay to the applicable surplus lines stamping office the required fees and taxes due on surplus lines business as directed by such stamping office or regulatory body.

A.5.	Profit Commissions

The Company agrees that any profit commissions which may become due, as set forth in the All Lines Quota Share Contract, shall be the property of the General Agent provided the General Agent is not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

A.6.	Effective Date

This Amendment No. 8 to Addendum A shall become effective at 12:01 a.m. Central Standard Time, January 1, 2001, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum A shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum A will continue to cover all policies coming within it’s scope.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 8 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

ATTEST:	REPUBLIC LLOYDS
SOUTHERN COUNTY MUTUAL INSURANCE COMPANY
REPUBLIC-VANGUARD INSURANCE COMPANY
SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC.
GREAT PLAINS SPECIAL RISK

/s/ Janice Alexander	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 9

Effective: January 1, 2002

To

Addendum A

(the “All Lines Program”)

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

This Amendment No. 9 to Addendum A is effective as of January 1, 2002 for all new and renewal business written under the above named Managing General Agency Agreement under the “All Lines Program”. The basis for this Amendment No. 9 to Addendum A of this Managing General Agency Agreement is the All Lines Quota Share Reinsurance Contract, as amended from time to time, originally effective January 1, 2000, (referred to as “the All Lines Quota Share Contract”). The particulars of this amendment are as follows:

A.1.	Premium Volume

Annual premium volume shall not exceed $[**], not including policy fees.

A.2.	Territory

Texas, Louisiana, Missouri, Illinois

A.3.	Policy Term

Policy term shall not exceed 12 months

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 9 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.4.	Schedule of Business and Commissions

a.	The lines of business and maximum original policy limits of liability for which the General Agent shall have authorization to bind the Company shall be as follows or so deemed:

• Fire, Allied Lines and Commercial Property	$[**] Per Risk

• Glass	$[**] Per Risk

• Low Value Dwelling/Homeowners and Mobile Homeowners	$[**] (Building Only)

• Inland Marine	$[**] Per Risk

• Comprehensive Personal Liability	$[**] Per Risk

• General Liability	$[**] Per Policy

• Liquor Liability	$[**] Per Policy

• Mobile Homeowners/Homeowners (Section II), Comprehensive Personal Liability and Section II of Commercial Package Policies	$[**] Per Occurrence

• Private Passenger Automobile Liability:

• Bodily Injury Liability	$[**] Per Person/
$[**] Per Occurrence

• Property Damage Liability	$[**] Per Occurrence

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Commercial Automobile Liability:

• $[**] Combined Single Limit, each occurrence or so deemed as respects taxis, rental cars and vehicles used in “fast food” delivery.

•      $[**] Combined Single Limit, each occurrence or so deemed as respects sand and gravel hauler, dump trucks (unless incidental to businesses not normally involved in dump operations), wreckers and buses (not used in Public Livery), redi-mix, bulk oil haulers and vacuum trucks.

• $[**] Combined Single Limit, each occurrence or so deemed as respects all other classes not specified above.

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 9 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garage Liability	$[**] CSL

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garagekeepers’ Legal Liability	$[**] Any One Vehicle

• Automobile Physical Damage as respects:

• Private Passenger Automobile	$[**] Any One Vehicle

• Auto Rental Reimbursement	$[**] Per Day/
$[**] Per Occurrence

• Towing and Labor	$[**] Per Occurrence

• Commercial Automobile	$[**] Any One Vehicle or Any One Tractor/Trailer Combination

• Garage Liability (owned vehicles)	$[**] CSL

b.	The Private Passenger Automobile Liability business shall not exceed [**] of the annual written premium subject to this Addendum.

c.	All classes and lines of business excluded under the All Lines Quota Share Contract are not authorized to be written under this Agreement.

d.	The General Agent shall be allowed to withhold commission at the quota share Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] for all lines noted above and as set forth in the All Lines Quota Share Contract.

e.	The General Agent shall be allowed to withhold commission at the facultative Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] reinsured under facultative contracts for all lines noted above and as set forth in the various facultative reinsurance contracts.

f.	The General Agent shall be allowed to withhold policy fee commissions at the Policy Fee Commissions rate ([**]) times net policy fees written.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 9 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

g.	The General Agent shall pay the Company each month:

1.	Company fees on all net written premiums [**], as follows:

•	[**] on net written premiums from $[**], plus

•	[**] on net written premiums from $[**], plus

•	[**] on net written premiums in excess of $[**], plus

2.	Actual premium taxes due on policies written on an admitted basis, estimated to be equal to one and three-fourths percent (1.75%) of net written premiums and policy fees, as set forth by the applicable Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future.

h.	The General Agent shall be solely responsible for and pay to the applicable surplus lines stamping office the required fees and taxes due on surplus lines business as directed by such stamping office or regulatory body.

A.5.	Profit Commissions

The Company agrees that any profit commissions which may become due, as set forth in the All Lines Quota Share Contract, shall be the property of the General Agent provided the General Agent is not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

A.6.	Effective Date

This Amendment No. 9 to Addendum A shall become effective at 12:01 a.m. Central Time, January 1, 2002, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum A shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum A will continue to cover all policies coming within it’s scope.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 9 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

ATTEST:	REPUBLIC LLOYDS SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ John K. Hall	By:	/s/ John E. Fulton

Its:

ATTEST:	TEXAS GENERAL AGENCY, INC. GREAT PLAINS SPECIAL RISK

	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 10

Effective: January 1, 2003

To

Addendum A

(the “All Lines Program”)

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

This Amendment No. 10 to Addendum A is effective as of January 1, 2003 for all new and renewal business written under the above named Managing General Agency Agreement under the “All Lines Program”. The basis for this Amendment No. 10 to Addendum A of this Managing General Agency Agreement is the All Lines Quota Share Reinsurance Contract, as amended from time to time, originally effective January 1, 2003, (referred to as “the All Lines Quota Share Contract”). The particulars of this amendment are as follows:

A.1.	Premium Volume

Annual premium volume shall not exceed $[**], not including policy fees.

A.2.	Territory

Texas, Louisiana, Missouri, Illinois

A.3.	Policy Term

Policy term shall not exceed 12 months

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 10 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.4.	Schedule of Business and Commissions

a.	The lines of business and maximum original policy limits of liability for which the General Agent shall have authorization to bind the Company shall be as follows or so deemed:

• Fire, Allied Lines and Commercial Property	$[**] Per Risk

• Glass	$[**] Per Risk

• Low Value Dwelling/Homeowners and Mobile Homeowners	$[**] (Building Only)

• Inland Marine	$[**] Per Risk

• Comprehensive Personal Liability	$[**] Per Risk

• General Liability	$[**] Each Occurrence,

$[**] Aggregate

• Liquor Liability	$[**] Per Policy

• Mobile Homeowners/Homeowners (Section II), Comprehensive Personal Liability and Section II of Commercial Package Policies	$[**] Per Occurrence

• Private Passenger Automobile Liability:

• Bodily Injury Liability	$[**] Per Person/
$[**] Per Occurrence

• Property Damage Liability	$[**] Per Occurrence

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Commercial Automobile Liability:

• $[**] Combined Single Limit, each occurrence or so deemed as respects taxis, rental cars and vehicles used in “fast food” delivery.

•      $[**] Combined Single Limit, each occurrence or so deemed as respects sand and gravel hauler, dump trucks (unless incidental to businesses not normally involved in dump operations), wreckers and buses (not used in Public Livery), redi-mix, bulk oil haulers and vacuum trucks.

• $[**] Combined Single Limit, each occurrence or so deemed as respects all other classes not specified above.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 10 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garage Liability	$[**] CSL

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garagekeepers’ Legal Liability	$[**] Any One Vehicle

• Automobile Physical Damage as respects:

• Private Passenger Automobile	$[**] Any One Vehicle

• Auto Rental Reimbursement	$[**] Per Day/
$[**] Per Occurrence

• Towing and Labor	$[**] Per Occurrence

• Commercial Automobile	$[**] Any One Vehicle or Any One Tractor/Trailer Combination

• Dealers Open Lot (owned vehicles)	$[**] CSL

b.	The Private Passenger Automobile Liability business shall not exceed [**] of the annual written premium subject to this Addendum.

c.	All classes and lines of business excluded under the All Lines Quota Share Contract are not authorized to be written under this Agreement.

d.	The General Agent shall be allowed to withhold commission at the quota share Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] for all lines noted above and as set forth in the All Lines Quota Share Contract.

e.	The General Agent shall be allowed to withhold commission at the facultative Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] reinsured under facultative contracts for all lines noted above and as set forth in the various facultative reinsurance contracts.

f.	The General Agent shall be allowed to withhold policy fee commissions at the Policy Fee Commissions rate [**] times net policy fees written.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 10 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

g.	The General Agent shall pay the Company each month:

1.	Company fees on all net written premiums [**], as follows:
•	[**] on net written premiums from $[**], plus
•	[**] on net written premiums from $[**], plus
•	[**] on net written premiums in excess of $[**], plus

2.	Actual premium taxes due on policies written on an admitted basis, estimated to be equal to one and three-fourths percent (1.75%) of net written premiums and policy fees, as set forth by the applicable Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future.

h.	The General Agent shall be solely responsible for and pay to the applicable surplus lines stamping office the required fees and taxes due on surplus lines business as directed by such stamping office or regulatory body.

A.5.	Profit Commissions

The Company agrees that any profit commissions which may become due, as set forth in the All Lines Quota Share Contract, shall be the property of the General Agent provided the General Agent is not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

A.6.	Effective Date

This Amendment No. 10 to Addendum A shall become effective at 12:01 a.m. Central Time, January 1, 2003, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum A shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum A will continue to cover all policies coming within it’s scope.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 10 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

ATTEST:	REPUBLIC LLOYDS SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ John K. Hall	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC. GREAT PLAINS SPECIAL RISK

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 11

Effective: July 1, 2003

To

Addendum A

(the “All Lines Program”)

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

This Amendment No. 11 to Addendum A is effective as of July 1, 2003 for all new and renewal business written under the above named Managing General Agency Agreement under the “All Lines Program”. The basis for this Amendment No. 11 to Addendum A of this Managing General Agency Agreement is the July 1, 2003 Addendum to the All Lines Quota Share Reinsurance Contract, as amended from time to time, originally effective January 1, 2003, (referred to as “the All Lines Quota Share Contract”). The particulars of this amendment are as follows:

A.1.	Premium Volume

Annual premium volume shall not exceed $[**] not including policy fees.

A.2.	Territory

Texas, Louisiana, Missouri, Illinois

A.3.	Policy Term

Policy term shall not exceed 12 months

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 11 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.4.	Schedule of Business and Commissions

a.	The lines of business and maximum original policy limits of liability for which the General Agent shall have authorization to bind the Company shall be as follows or so deemed:

• Fire, Allied Lines and Commercial Property	$[**] Per Risk

• Glass	$[**] Per Risk

• Low Value Dwelling/Homeowners and Mobile Homeowners	$[**] (Building Only)

• Inland Marine	$[**] Per Risk

• Comprehensive Personal Liability	$[**] Per Risk

• General Liability	$[**] Each Occurrence,

$[**] Aggregate

• Liquor Liability	$[**] Per Policy

• Mobile Homeowners/Homeowners (Section II), Comprehensive Personal Liability and Section II of Commercial Package Policies	$[**] Per Occurrence

• Private Passenger Automobile Liability:

• Bodily Injury Liability	$[**] Per Person/
$[**] Per Occurrence

• Property Damage Liability	$[**] Per Occurrence

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Commercial Automobile Liability:

• $[**] Combined Single Limit, each occurrence or so deemed as respects taxis, rental cars and vehicles used in “fast food” delivery.

•      $[**] Combined Single Limit, each occurrence or so deemed as respects sand and gravel hauler, dump trucks (unless incidental to businesses not normally involved in dump operations), wreckers and buses (not used in Public Livery), redi-mix, bulk oil haulers and vacuum trucks.

• $[**] Combined Single Limit, each occurrence or so deemed as respects all other classes not specified above.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 11 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garage Liability	$[**] CSL

(In addition, Uninsured/Underinsured Motorist coverage at the same limit.)

• Medical Payments	$[**]

• Personal Injury Protection	$[**]

• Garagekeepers’ Legal Liability	$[**] Any One Vehicle

• Automobile Physical Damage as respects:

• Private Passenger Automobile	$[**] Any One Vehicle

• Auto Rental Reimbursement	$[**] Per Day/
$[**] Per Occurrence

• Towing and Labor	$[**] Per Occurrence

• Commercial Automobile	$[**] Any One Vehicle or Any One Tractor/Trailer Combination

• Dealers Open Lot (owned vehicles)	$[**] CSL

b.	The Private Passenger Automobile Liability business shall not exceed [**] of the annual written premium subject to this Addendum.

c.	All classes and lines of business excluded under the All Lines Quota Share Contract are not authorized to be written under this Agreement.

d.	The General Agent shall be allowed to withhold commission at the quota share Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] for all lines noted above and as set forth in the All Lines Quota Share Contract.

e.	The General Agent shall be allowed to withhold commission at the facultative Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] reinsured under facultative contracts for all lines noted above and as set forth in the various facultative reinsurance contracts.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 11 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

f.	The General Agent shall be allowed to withhold policy fee commissions at the Policy Fee Commissions rate ([**]) times net policy fees written.

g.	The General Agent shall pay the Company each month:

1.	Company fees on all net written premiums [**], as follows:

•	[**] on net written premiums from $[**], plus

•	[**] on net written premiums from $[**], plus

•	[**] on net written premiums in excess of $[**], plus

2.	Actual premium taxes due on policies written on an admitted basis, estimated to be equal to one and three-fourths percent (1.75%) of net written premiums and policy fees, as set forth by the applicable Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future.

h.	The General Agent shall be solely responsible for and pay to the applicable surplus lines stamping office the required fees and taxes due on surplus lines business as directed by such stamping office or regulatory body.

A.5.	Profit Commissions

The Company agrees that any profit commissions which may become due, as set forth in the All Lines Quota Share Contract, shall be the property of the General Agent provided the General Agent is not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

A.6.	Effective Date

This Amendment No. 11 to Addendum A shall become effective at 12:01 a.m. Central Time, July 1, 2003, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum A shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum A will continue to cover all policies coming within it’s scope.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 11 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

ATTEST:	REPUBLIC LLOYDS
SOUTHERN COUNTY MUTUAL INSURANCE COMPANY
REPUBLIC-VANGUARD INSURANCE COMPANY
SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC.
GREAT PLAINS SPECIAL RISK

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 12

Effective: January 1, 2004

To

Addendum A

(the “All Lines Program”)

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

This Amendment No. 12 to Addendum A is effective as of January 1, 2004 for all new and renewal business written under the above named Managing General Agency Agreement under the “All Lines Program”. The basis for this Amendment No. 12 to Addendum A of this Managing General Agency Agreement is the January 1, 2004 Addendum to the All Lines Quota Share Reinsurance Contract, as amended from time to time, originally effective January 1, 2003, (referred to as “the All Lines Quota Share Contract”).

The annual premium volume maximum shown in Section A.1. of Amendment No. 11 to Addendum A has been increased from $[**] to $[**], not including policy fees.

All other terms and conditions of Amendment No. 11 to Addendum A shall be incorporated into this Amendment No. 12 and they shall remain otherwise unchanged for policies issued or renewed on or after January 1, 2004.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 12 to Addendum A of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

This Amendment No. 12 to Addendum A shall become effective at 12:01 a.m. Central Time, January 1, 2004, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum A shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum A will continue to cover all policies coming within it’s scope.

ATTEST:	REPUBLIC LLOYDS SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC. GREAT PLAINS SPECIAL RISK

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Addendum B

(the “Special Property Program”)

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

This Addendum B is effective as of January 1, 1999 for all new and renewal business written under the above named Managing General Agency Agreement under the “Special Property Program”. The basis for this Addendum B of this Managing General Agency Agreement is the Property Quota Share Reinsurance Agreement, as amended from time to time, originally effective January 1, 1999, (referred to as “the Property Quota Share Agreement”). The particulars of this amendment are as follows:

A.1.	Premium Volume

Annual premium volume shall not exceed $[**]

A.2.	Territory

Texas

A.3.	Policy Term

Policy term shall not exceed 12 months

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment B of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.4.	Schedule of Business and Commissions

a.	The General Agent shall have authorization to bind the Company in accordance with the current terms and restrictions of the Property Quota Share Agreement, which is as follows:

(1)	Lines of Business and Maximum Original Policy Limits:

• Low Value Dwelling/Homeowners and Mobile Homeowners	$[**] (Building Only)

• Homeowners (Section II), Comprehensive Personal Liability	$[**] Per Risk

(2)	Aggregate Exposure Caps (to be reported by the General Agent within 30 days after the end of each calendar quarter):

Harris County (Houston)	$[**]
Houston Metroplex	$[**]
Dallas/Ft. Worth Metroplex	$[**]
Tarrant/Dallas County	$[**]
First Tier	$[**]
Galveston/Brazoria Counties	$[**]

b.	The General Agent shall be allowed to withhold commission at the quota share Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] for all lines noted above and as set forth in the Property Quota Share Agreement.

c.	The General Agent shall be allowed to withhold policy fee commissions at the Policy Fee Commissions rate ([**]) times net policy fees written.

d.	The General Agent shall pay the Company each month:

(1)	Company fees of [**] on all net written premiums [**], plus

(2)	Actual premium taxes due on policies written on an admitted basis, estimated to be equal to one and three-fourths percent (1.75%) of net written premiums and policy fees, as set forth by the applicable Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future.

A.5.	Profit Commissions

The Company agrees that any profit commissions which may become due, as set forth in the Property Quota Share Agreement, shall be the property of the General Agent provided the General Agent is not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Addendum B of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

due shall not be payable to the General Agent until the Company has received such from the reinsurers.

A.6.	Effective Date

This Addendum B shall become effective at 12:01 a.m. Central Standard Time, January 1, 1999, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum A shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum A will continue to cover all policies coming within it’s scope.

ATTEST:	REPUBLIC LLOYDS SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC. GREAT PLAINS SPECIAL RISK

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President

Amendment No. 1

Effective April 1, 2001

To

Addendum B

(the “Special Property Program”)

Of The

Managing General Agency Agreement

Originally Effective: January 1, 1993

Entered Into By

And Between

Republic Lloyds, Southern County Mutual Insurance Company,

Republic-Vanguard Insurance Company, And Southern Insurance Company

(hereinafter the “Company”)

And

Texas General Agency, Inc.

Great Plains Special Risk

(hereinafter the “General Agent”)

This Amendment No. 1 to Addendum B is effective as of April 1, 2001 for all new and renewal business written under the above named Managing General Agency Agreement under the “Special Property Program”. The basis for this Amendment No. 1 to Addendum B of this Managing General Agency Agreement is the Property Quota Share Reinsurance Agreement, as amended from time to time, originally effective January 1, 1999, and last amended as of April 1, 2001 (referred to as “the Property Quota Share Agreement”). The particulars of this amendment are as follows:

A.1.	Premium Volume

Annual premium volume shall not exceed $[**]

A.2.	Territory

Texas

A.3.	Policy Term

Policy term shall not exceed 12 months

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 1 to Addendum B of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.4.	Schedule of Business and Commissions

a.	The General Agent shall have authorization to bind the Company in accordance with the current terms and restrictions of the Property Quota Share Agreement, which is as follows:

(1)	Lines of Business and Maximum Original Policy Limits:

• Low Value Dwelling/Homeowners and Mobile Homeowners	$[**] (Building Only)

• Homeowners (Section II), Comprehensive Personal Liability	$[**] Per Risk

(2)	Aggregate Exposure Caps (to be reported by the General Agent within 30 days after the end of each calendar quarter):

Harris County (Houston)	$[**]
Houston Metroplex	$[**]
Dallas/Ft. Worth Metroplex	$[**]
Tarrant/Dallas County	$[**]
First Tier	$[**]
Galveston/Brazoria Counties	$[**]

b.	The General Agent shall be allowed to withhold commission at the quota share Minimum/Provisional Commission percentage rate ([**]) times net written premiums [**] for all lines noted above and as set forth in the Property Quota Share Agreement.

c.	The General Agent shall be allowed to withhold policy fee commissions at the Policy Fee Commissions rate ([**]) times net policy fees written.

d.	The General Agent shall pay the Company each month:

(1)	Company fees of [**] on all net written premiums [**], plus

(2)	Actual premium taxes due on policies written on an admitted basis, estimated to be equal to one and three-fourths percent (1.75%) of net written premiums and policy fees, as set forth by the applicable Department of Insurance or pursuant to any federal, state or local law or regulation effective now or in the future.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 1 to Addendum B of the

Managing General Agency Agreement

Originally Effective: January 1, 1993

A.5.	Profit Commissions

The Company agrees that any profit commissions which may become due, as set forth in the Property Quota Share Agreement, shall be the property of the General Agent provided the General Agent is not in default of the Managing General Agency Agreement. The General Agent agrees that any profit commissions that may become due shall not be payable to the General Agent until the Company has received such from the reinsurers.

A.6.	Effective Date

This Amendment No. 1 to Addendum B shall become effective at 12:01 a.m. Central Standard Time, April 1, 2001, for all new and renewal business from that point on and shall remain in full force and effect until replaced by a subsequent Addendum mutually agreed upon by both parties or terminated as provided in paragraph “J” of the Managing General Agency Agreement. All prior amendments to Addendum B shall run off with the business in force at the effective date of termination or replacement of that amendment according to such amendment. In the event of termination, this Addendum B will continue to cover all policies coming within it’s scope.

ATTEST:	REPUBLIC LLOYDS SOUTHERN COUNTY MUTUAL INSURANCE COMPANY REPUBLIC-VANGUARD INSURANCE COMPANY SOUTHERN INSURANCE COMPANY

/s/ Kathy Campbell	By:	/s/ John E. Fulton

	Its:	Vice President

ATTEST:	TEXAS GENERAL AGENCY, INC. GREAT PLAINS SPECIAL RISK

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

	Its:	Vice President